Exhibit 10.15
THIRD AMENDMENT
          THIRD AMENDMENT, dated as of December 3, 2007 (this “Amendment”), to the Credit Agreement, dated as of September 18, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among SPI PETROLEUM LLC, a Delaware limited liability company (“Holdings”), MAXUM PETROLEUM, INC. (f/k/a Global Petroleum, Inc.), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and PNC BANK, NATIONAL ASSOCIATION, as documentation agent (in such capacity, the “Documentation Agent”) and as syndication agent (in such capacity, the “Syndication Agent”).
WITNESSETH:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower;
          WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and
          WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.
          NOW, THEREFORE, the parties hereto hereby agree to amend the Credit Agreement as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          SECTION 2. Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of “Applicable Margin” and “Professional Services Agreement” in their entirety and inserting the following new definitions therefor in appropriate alphabetical order:
          “”Applicable Margin”: shall be equal to (i) 5.0% in the case of ABR Loans and (ii) 6.0% in the case of Eurodollar Loans.
          The Applicable Margin for an Incremental Term Loan Facility shall be as specified in the applicable Incremental Term Loan Assumption Agreement.”
““Professional Services Agreement”: the Professional Services Agreement, dated as of September 18, 2006, as amended by that certain letter dated April 27, 2007, and that certain letter dated on or about November 30, 2007, between NCA II Management, LLC, Waud Capital Partners, L.L.C., RBCP Energy Fund Investments, LP, the Borrower, Simons Petroleum, Inc. and Holdings, as the same may be further amended, modified or supplemented in accordance with the terms of this Agreement.”

          (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:
““IPO Transaction”: the initial public offering of the Capital Stock of Maxum Petroleum Holdings, Inc., a Delaware corporation, as successor in interest to Holdings.”
““IPO Transaction Steps”: within five (5) Business Days of the IPO Transaction, the following transactions (in order of occurrence): (i) the Borrower will be renamed “Maxum Petroleum Finance Corp.”, (ii) the merger of Maxum Merger Sub., Inc., a Delaware corporation and wholly-owned subsidiary of Maxum Petroleum Holdings, Inc., with and into the Borrower, with the Borrower as the surviving entity and the merger consideration being the issuance of the Capital Stock of Maxum Petroleum Holdings, Inc. to Holdings, (iii) the merger of Holdings with and into Maxum Petroleum Holdings, Inc. with Maxum Petroleum Holdings, Inc. as the surviving entity and the merger consideration being the issuance of the Capital Stock of Maxum Petroleum Holdings, Inc. to the members of SPI Petroleum LLC immediately prior to such merger, and (iv) at such time, Maxum Petroleum Holdings, Inc. shall become “Holdings” as defined in this Agreement and the other Loan Documents.”
““Third Amendment Effective Date”: the date on which the conditions precedent set forth in Section 8 of the Third Amendment to this Agreement shall have been satisfied, which date is December 3, 2007.”
          SECTION 3. Amendments to Section 2.5. Section 2.5 of the Credit Agreement is hereby amended by adding the following subsection (e):
               “(e) an amount (i) equal to 50% of the Net Cash Proceeds from the IPO Transaction and (ii) equal to 50% of the Net Cash Proceeds from the sale of any equity securities to a third party in excess of $20,000,000, shall be applied toward the prepayment of the Loans as set forth in Section 2.5(d); provided that any amounts invested by the Sponsors and/or the employees of any Loan Party, in each case directly or indirectly in the equity of the Borrower shall be excluded from prepayment under this Section 2.5(e).”
          SECTION 4. Amendments to Section 6.2. Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the amount “$305,000,000” in clause (f) and inserting in lieu thereof the amount “$355,000,000” and (ii) deleting the amount “$1,500,000” in clause (m) and inserting in lieu thereof the amount of “$5,000,000”.
          SECTION 5. Amendment to Section 6.4. Section 6.4 of the Credit Agreement is hereby amended by adding the following as clause (d) thereof:
     “(d) during the five (5) Business Days prior to the IPO Transaction, Holdings and the Borrower may consummate the mergers, consolidations and dissolutions described in the IPO Transaction Steps.”

          SECTION 6. Amendment to Section 6.9. Section 6.9 of the Credit Agreement is hereby amended by adding the following as the last parenthetical at the end of such Section:
“(plus the fees payable under the Professional Services Agreement (i) to the Sponsors with respect to each Permitted Acquisition or permitted Disposition in an aggregate amount not to exceed three percent (3.0%) of the aggregate consideration paid or received by the Borrower or any of its Wholly Owned Subsidiaries for such Permitted Acquisition or permitted Disposition, as applicable, and (ii) to Waud Capital Partners for professional advisory services in connection with the sale of all or substantially all of the Capital Stock or assets of the Borrower and its Subsidiaries equal to an aggregate amount of 0.30% of the enterprise value of the Borrower and its Subsidiaries realized in any such sale).”
          SECTION 7. Consent under Section 5.5 of the Guarantee and Collateral Agreement. Notwithstanding anything to the contrary contained in Section 5.5 of the Guarantee and Collateral Agreement, the Borrower may change its legal name as described in the definition of IPO Transaction Steps.
          SECTION 8. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Effective Date”) on which the last of the following conditions precedent becomes satisfied:
          (a) the Borrower, the Subsidiary Guarantors and the Administrative Agent shall have each executed and delivered this Amendment;
          (b) the Administrative Agent shall have received executed letters with respect to this Amendment substantially in the form attached hereto as Exhibit A (a “Lender Consent Letter”) from Lenders constituting the Required Lenders; and
          (c) the Administrative Agent shall have received a fee from the Borrower in the amount of one-half of one percent (0.50%) of the Term Loans of each Lender which consents to the terms of this Amendment prior to 5:00 p.m. on November 30, 2007 (as such date may be extended by the Borrower and the Administrative Agent).
The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
          SECTION 9. Representations and Warranties.
          (a) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (i) the representations and warranties of each of Holdings and the Borrower made in the Credit Agreement are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (ii) no Default has occurred and is continuing; provided that all references to the “Agreement” in the Credit Agreement and all references to the “Credit Agreement” in any other Loan Document shall be and are deemed to mean the Credit Agreement as amended by this Amendment.
          (b) Each of Holdings, the Borrower and each Subsidiary Guarantor hereby represents and warrants that: as of the date hereof it has all necessary corporate power and authority to execute and deliver the Amendment; the execution and delivery by each of Holdings, the Borrower and each Subsidiary Guarantor of the Amendment have been duly authorized by all necessary corporate action on its part; and the Amendment has been duly executed and delivered by each of Holdings, the Borrower and each Subsidiary Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
          SECTION 10. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of each of Holdings, the Borrower and each Subsidiary Guarantor that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended by this Amendment, are and shall remain in full force and effect in accordance with its terms. All references to the “Agreement” in the Credit Agreement and all references to the “Credit Agreement” in any other Loan Document shall be and are deemed to mean the Credit Agreement as amended by this Amendment.
          SECTION 11. Consent of Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby (a) consents to the modifications to the Credit Agreement contemplated hereby and (b) acknowledges and agrees that the Guarantees contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.
          SECTION 12. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          SECTION 13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SPI PETROLEUM LLC
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

MAXUM PETROLEUM, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

SIMONS PETROLEUM, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

SPI ACQUISITION LLC
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

ETI ACQUISITION LLC
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

HARTNEY FUEL OIL CO.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

HARTNEY BROTHERS, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

PETROLEUM SUPPLY COMPANY, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

CANYON STATE OIL COMPANY, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

PECOS, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

GENERAL PETROLEUM CORPORATION
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

RAINIER PETROLEUM CORPORATION
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

SEDRO-WOOLLEY HOLDINGS CORPORATION
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

G.P. ATLANTIC, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

PETROLEUM PRODUCTS, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

PETROLEUM TRANSPORT, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

PETROLEUM FUELING, INC.
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

PAULSON OIL COMPANY
By:	/s/ Michel Salbaing
	Name:	Michel Salbaing
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ David Howard
	Name:	David Howard
	Title:	Senior Vice President

EXHIBIT A
LENDER CONSENT LETTER
MAXUM PETROLEUM, INC. CREDIT AGREEMENT
DATED AS OF SEPTEMBER 18, 2006

To:	JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement referred to below
Ladies and Gentlemen:
          Reference is made to the Credit Agreement, dated as of September 18, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among SPI PETROLEUM LLC, a Delaware limited liability company (“Holdings”), MAXUM PETROLEUM, INC. (f/k/a Global Petroleum, Inc.), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and PNC Bank, National Association, as documentation agent (in such capacity, the “Documentation Agent”) and as syndication agent (in such capacity, the “Syndication Agent”).
          The Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Third Amendment to the Credit Agreement to which this Lender Consent Letter is attached as Exhibit A (the “Third Amendment”).
          The undersigned Lender hereby consents to the Third Amendment, and hereby consents to the Administrative Agent entering into the Third Amendment pursuant to Section 9.1 of the Credit Agreement.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title

Dated as of ______________, 2007